70%
60%
50%
40%
30%
20%
10%
0%
B-tax IRR
Bakken (805 EUR, $10.5MM D&C)
Bakken (710 EUR, $10.5MM D&C)
$65
$70
$75
$80
$85
$90
$95
$100
$105
WTI Oil $90.71
3yr avg. Base Case, as of July 30 '12

70%
60%
50%
40%
30%
20%
10%
0%
B-tax IRR
Bakken (805 EUR)
Bakken (710 EUR)
$10.5
$11.0
$11.5
$12.0
$12.5
D&C capital, $ million
$90.00 Oil price

Bakken Type Well, Oil Price and Capital Sensitivities 1 WPX 2nd Quarter Operational Update - Aug. 2, 2012 Exhibit 99.1